MASTER LEASE AGREEMENT

     THIS MASTER LEASE AGREEMENT, dated as of 8-31-95 ("Agreement"), between General Electric Capital Corporation, with an office at 303 International Circle Suite 300, Hunt Valley, MD 21031 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and OMI Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware with its mailing address and chief place of business at 425 North Drive, Melbourne, FL 32935 (hereinafter called "Lessee").

                                  WITNESSETH:

I. LEASING:

     (a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

     (b) The obligation of Lessor to purchase from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Purchase Order Assignment and Consent in the form of Annex B to the applicable Schedule, unless Lessor shall have delivered its purchase order for such Equipment, (iii) evidence of insurance which complies with the requirements of Section X, and (iv) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such Equipment (but not later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment, and deliver to Lessor a bill of sale therefor (in form and substance satisfactory to Lessor). Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

II. TERM, RENT AND PAYMENT:

     (a) The rent payable hereunder and Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment ("Lease Commencement Date"). The term of this Agreement shall be the period specified in the applicable Schedule. If any term is extended, the word "term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing.

     (b) Rent shall be paid to Lessor at its address stated above, except as otherwise directed by Lessor. Payments of rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. If one or more Advance Rentals are payable, such Advance Rental shall be (i) set forth on the applicable Schedule, (ii) due upon acceptance by Lessor of such Schedule, and (iii) when received by Lessor, applied to the first rent payment and the balance, if any, to the final rental payment(s) under such Schedule. In no event shall any Advance Rental or any other rent payments be refunded to Lessee. If rent is not paid within ten days of its due date, Lessee agrees to pay a late charge of five cents ($.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

III. RENT ADJUSTMENT:

     (a) The periodic rent payments in each Schedule have been calculated on the assumption (which, as between Lessor and Lessee, is mutual) that the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers ("Effective Rate") will be thirty-five percent (35%) each year during the lease term.

     (b) If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986, as amended, (the "Code")), the Effective Rate is higher than thirty-five percent (35%) for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value divided by the difference between the new Effective Tax Rate (expressed as a decimal) and one (1). The adjusted Termination Value shall be the Termination Value (calculated as of the first rental due in the year for which such adjustment is being made) less the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all subsequent years of the lease term). Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

     (c) Lessee's obligations under this Section III shall survive any expiration or termination of this Agreement.

IV. TAXES: Except as provided in Section III and XV(c), Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor or Lessee by any foreign, federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor, (ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessor, and (iv) send a copy thereof to Lessor.

V. REPORTS:

     (a) Lessee will notify Lessor in writing, within ten (10) days after any tax or other lien shall attach to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.

     (b) Lessee will within ninety (90) days of the close of each fiscal year of Lessee, deliver to Lessor, Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants. Upon request Lessee will deliver to Lessor quarterly, within ninety (90) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by the chief financial officer of Lessee.

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     (a) Lessor may in writing this Agreement in default if: Lessee breaches its obligation to pay rent or any other sum when due and fails to cure the breach within ten (10) days; Lessee breaches any of its insurance obligations under
Section X; Lessee breaches any of its other obligations and fails to cure that breach within thirty (30) days after written notice thereof; any representation or warranty made by lessee in connection with this Agreement shall be false or misleading in any material respect; Lessee becomes insolvent or ceases to do business as a going concern; any Equipment is illegally used; or a petition is filed by or against Lessee or any guarantor of Lessee's obligations to Lessor under any bankruptcy or insolvency laws. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

     (b) After default, at the request of Lessor, Lessee shall comply with the provisions of Section XI(a). Lessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment is believed to be and take possession thereof. Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated as of the rental next preceding the declaration of default), and (ii) all rentals and other sums then due hereunder. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be retained by Lessor. Lessee shall pay any deficiency in (1) and
(2) forthwith.

     (c) The foregoing remedies are cumulative, and any or all thereof may be exercises in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay Lessor's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies hereunder, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

     (d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

XIII. ASSIGNMENT: Lessor may, without the consent of Lessee, assign this Agreement or any Schedule. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all rent and all other amounts payable under any assigned Equipment Schedule to such assignee or as instructed by Lessor. Lessee further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

XIV. NET LEASE; NO SET-OFF, ETC: This Agreement is a net lease. Lessee's obligation to pay rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. Nor shall this Agreement terminate or the obligations of Lessee be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.

XV. INDEMNIFICATION:

     (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, whether caused by the active or passive negligence of Lessor or otherwise, and including, but not limited to, Lessor's strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

     (b) Lessee hereby represents, warrants and covenants that (i) on the Lease Commencement Date for any unit of Equipment, such unit will qualify for all of the items of deduction and credit specified in Section C of the applicable Schedule ("Tax Benefits") in the hands of Lessor (all references to Lessor in this Section XV include Lessor and the consolidated taxpayer group of which Lessor is a member), and (ii) at no time during the term of this Agreement will Lessee take or omit to take, nor will it permit any subleasee or assignee to take or omit to take, any action (whether or not such act or omission is otherwise permitted by Lessor or the terms of this Agreement), which will result in the disqualification of any Equipment for, or recapture of, all or any portion of such Tax Benefits.

     (c) If as a result of a breach of any representation, warrant or covenant of the Lessee contained in this Agreement or any Schedule (x) tax counsel of Lessor shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Tax Benefits with respect to any Equipment, or (y) any such Tax Benefit claimed on the Federal income tax return of Lessor is disallowed or adjusted by the Internal Revenue Service, or (z) any such Tax Benefit is recomputed or recaptured (any such determination, disallowance, adjustment, recomputation or recapture being hereinafter called a "Loss"), then Lessee shall pay to Lessor, as an indemnity and as additional rent, such amount as shall, in the reasonable opinion of Lessor, cause Lessor's after-tax economic yields and cash flows, computed on the same assumptions, including tax rates (unless any adjustment has been made under Section III hereof, in which case the Effective Rate used in the next preceding adjustment shall be substituted), as were utilized by Lessor in originally evaluating the transaction (such yields and flows being hereinafter called the "Net Economic Return") to equal the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. Such amount shall be payable upon demand accompanied by a statement describing in reasonable detail such Loss and the computation of such amount.

     (d) All of Lessor's rights, privileges and indemnities contained in this
Section XV shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

XVI. DISCLAIMER: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee.

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

LESSEE AND LESSOR RELATING TO THE SUBJECT-MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT
MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     (b) Unless and until Lessee exercises its rights under Section XIX above, nothing herein contained shall give or convey to Lessee any right, title or interest in and to any Equipment except as a lessee. Any cancellation or termination by Lessor, pursuant to the provision of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain personal property of Lessor regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

     (c) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith. Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

     (d) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor within five days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

     (e) Any rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. Any provision in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representative as of the date first above written.

LESSOR:                                   LESSEE:

General Electric Capital Corporation      OMI Acquisition Corp.

By:      /s/ KEVIN G. WORTMAN             By:        /s/ RICHARD ROSS
    --------------------------------          --------------------------------

Title:    Sr. Credit Analyst              Title:        President
       -----------------------------             -----------------------------

- ------------------------------------------------------------------


                                AMENDMENT NO. 1
                                       TO
                             MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

     THIS AMENDMENT amends and supplements the above lease (the "Lease"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and OMI ACQUISITION CORP. ("Lessee") and is hereby incorporated into the Lease as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     The Lease is hereby amended as follows:

          1. Section III(c). After "Lessee's" add "and Lessor's"

          2. The following is added as paragraph two to Section III(b):

     If, solely as a result of congressional enactment of any law (including, without limitation, an modification of, or amendment or addition to, the Internal Revenue code of 1986, as amended, (the "Code")), the Effective Rate is lower than thirty-five percent (35%) for any year during the lease term, then Lessee shall have the right to request a decrease in the rent payments by requiring the Lessor to make a payment of a single sum equal to the product of
(i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value divided by the difference between the new Effective Tax Rate (expressed as a decimal) and one (1). The adjusted Termination Value shall be the Termination Value (calculated as of the first rental due in the year for which such adjustment is being made) less the Tax Benefits that would be allowable under Section 168 of the code (as of the first day of the year for which such adjustment is being made and all subsequent years of the lease term). Lessor shall pay to Lessee the full amount of the reduction rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

     Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL                OMI ACQUISITION CORP.
CORPORATION
             (Sig.)                                   (Sig.)
By:______________________________       By: _______________________________

Name: ___________________________       Name: _____________________________

Title: __________________________       Title: ____________________________

                                        Attest:
                                                      (Sig.)
                                        By: ________________________________

                                        Name: ______________________________

                                AMENDMENT NO. 2
                                       TO
                             MASTER LEASE AGREEMENT
                          DATED AS OF AUGUST 31, 1995

     THIS AMENDMENT amends and supplements the above lease (the "Lease"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and OMI ACQUISITION CORP. ("Lessee") and is hereby incorporated into the Lease as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     The Lease is hereby amended as follows:

          1. Section IV, line 2. After "measured by" delete the remainder of the sentence and substitute the following: "the Lessor's net income, profits, receipts, franchise, or conduct of business, and taxes on capital, equity or net worth relating to any payment to Lessor under this Agreement."

          2. Section X, line 5. The sentence that begins with "Lessee hereby appoints Lessor..." is deleted in its entirety and replaced by the following: "Lessee shall cause all insurers to issue checks for payments covering casualty losses to the Equipment payable to the order of Lessor only, and no other payee. If Lessee fails to do so, or if notwithstanding Lessee's instructions the insurer issues any check payable jointly to Lessee and Lessor, then Lessee shall upon Lessor's request promptly endorse any and every such check as directed by Lessor. Lessee and Lessor agree that the foregoing provision may be specifically enforced by a court of competent jurisdiction."

          3. Section XV(a), line 8. After "foregoing." Add "Anything in the foregoing to the contrary notwithstanding, Lessee shall have no obligation to indemnify, defend or hold harmless Lessor from and against any claims which are the direct and proximate result of any gross negligence or willful misconduct of Lessor, its employees or agent (excluding Lessee and its employees and agents)."

          4. Section XVIII(a), line 1. After "hereunder," delete the remainder of the sentence and substitute the following: "(i) terminate this Agreement as to any item of Equipment (provided, however, that the aggregate original Capitalized Lessor's Cost of all items of the Equipment so terminated pursuant to this Section XVIII shall not exceed twenty-five (25) percent of the aggregate original Capitalized Lessor's Cost of all Equipment described on all Schedules executed hereunder) which have not previously been terminated, or (ii) terminate this Agreement as to all items of the Equipment then leased pursuant to an individual Schedule, as of a rent payment date ("Termination Date") upon at least 90 days prior written notice to Lessor.

     Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL                OMI ACQUISITION CORP.
CORPORATION
             (Sig.)                                   (Sig.)
By:______________________________       By: _______________________________

Name: ___________________________       Name: _____________________________

Title: __________________________       Title: ____________________________

                                AMENDMENT NO. 3
                                       TO
                             MASTER LEASE AGREEMENT
                    DATED AUGUST 31, 1995 (the "Lease")
                                 BY AND BETWEEN
                        OMI ACQUISITION CORP. ("Lessee")
                                      AND
                GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor")
                             DATED AUGUST 31, 1995

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease as hereinafter provided;

NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease by adding the following language:

Section XII of the Lease is amended in the following manner:

     (e) Lessee shall be deemed to be in default hereunder if Lessee shall be in default under any material obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any material lease agreement, and the applicable grace period with respect thereto shall have expired.

This Amendment shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Lease.

     Except as set out herein, the terms and conditions of the Lease shall remain in full force and effect as entered into by the parties on or prior to the date hereof.


Dated: August 31, 1995


LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL                OMI ACQUISITION CORP.
CORPORATION

By:______________________________       By: _______________________________

Name: ___________________________       Name: _____________________________

Title: __________________________       Title: ____________________________




                               CORPORATE GUARANTY


                                                           Date: August 31, 1995


General Electric Capital Corporation
303 International Circle Suite 300
Hunt Valley, MD 21031

     To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "Account Documents" and each an "Account Document") to OMI Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware ("Customer"), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

     This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach of default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment of performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

     The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document;
(d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or grantor.

     This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

     The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

     Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not effect the liability of the undersigned.

     Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

     THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     As used in this Guaranty, the word "person" include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

     This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

     Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

     IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.



                                              Photronics Corp.

                                              By: _____________________________
                                                  (Signature)

                                              Title: __________________________
                                                     (Officer's Title)

ATTEST: _____________________________
        Secretary/Assistant Secretary

                           Stockholders Certification

     We, the undersigned, being all of the stockholders of ____________________ ("Guarantor"), the corporation which is about to execute a guaranty of the obligations of OMI Acquisition Corp. ("Customer") in favor of General Electric Capital Corporation (the "GECC Corporation"), do hereby certify to such GECC Corporation that it is to the benefit of the Guarantor to execute such guaranty, that the benefit to be received by the Guarantor from such guaranty is reasonably worth the obligations thereby guaranteed, that the Guarantor is authorized to execute said guaranty, and that the persons executing the same on behalf of the Guarantor are duly authorized to do so in their named capacity and to thereby bind the Guarantor to the terms of said instrument as therein set forth.

Dated: __________________________, 19___  _____________________________ (L.S.)

                                          _____________________________ (L.S.)

                                          _____________________________ (L.S.)

                                          _____________________________ (L.S.)

                                          _____________________________ (L.S.)



                              Certified Resolution

     The undersigned hereby certifies that he is Secretary of ________________, that the following resolution was passed at a meeting of the Board of Directors of said corporation held on __________________________, 19___ duly called, a quorum being present, that said resolution has not since been revoked or amended, and that the form of guaranty referred to therein is the form attached hereto:

     "RESOLVED that it is to the benefit of this corporation that it execute a guaranty of the obligations of OMI Acquisition Corp. ("Customer") to General Electric Capital Corporation (the "GECC Corporation") and that the benefit to be received by this corporation from such guaranty is reasonably worth the obligations thereby guaranteed, and further that such guaranty shall be substantially in the form annexed to these minutes, and further that the ______________________ and ______________________ (Title of Officers) of this corporation are authorized to execute such guaranty on the behalf of this corporation."

     WITNESS my hand and the seal of this corporation on this _______________ day of _______________________, 19___.



                                            _____________________________
       [Seal]                               Secretary




              Certification and Representation by Signing Officers

     We, the undersigned, ______________________ and ____________________ being the ____________________ and ____________________ of ___________________, the
corporation which executed the guaranty hereto, hereby jointly and severally certify and represent to General Electric Capital Corporation that each of the undersigned executed the guaranty for and on behalf of said corporation and that in so executing said instrument the undersigned were duly authorized to do so in their named capacity as officers and by so executing to hereby bind said guarantor corporation to the terms of said instrument as therein set forth.


_____________________________ (L.S.)        _____________________________ (L.S.)

Date: ______________________________       Date: ______________________________

                           Stockholders Certification

     We, the undersigned, being all of the stockholders of ____________________ ("Guarantor"), the corporation which is about to execute a guaranty of the obligations of OMI Acquisition Corp. ("Customer") in favor of General Electric Capital Corporation (the "GECC Corporation"), do hereby certify to such GECC Corporation that it is to the benefit of the Guarantor to execute such guaranty, that the benefit to be received by the Guarantor from such guaranty is reasonably worth the obligations thereby guaranteed, that the Guarantor is authorized to execute said guaranty, and that the persons executing the same on behalf of the Guarantor are duly authorized to do so in their named capacity and to thereby bind the Guarantor to the terms of said instrument as therein set forth.

Dated: __________________________, 19___ _____________________________ (L.S.)

                                         _____________________________ (L.S.)

                                         _____________________________ (L.S.)

                                         _____________________________ (L.S.)

                                         _____________________________ (L.S.)



                              Certified Resolution

     The undersigned hereby certifies that he is Secretary of ________________, that the following resolution was passed at a meeting of the Board of Directors of said corporation held on __________________________, 19___ duly called, a quorum being present, that said resolution has not since been revoked or amended, and that the form of guaranty referred to therein is the form attached hereto:

     "RESOLVED that it is to the benefit of this corporation that it execute a guaranty of the obligations of OMI Acquisition Corp. ("Customer") to General Electric Capital Corporation (the "GECC Corporation") and that the benefit to be received by this corporation from such guaranty is reasonably worth the obligations thereby guaranteed, and further that such guaranty shall be substantially in the form annexed to these minutes, and further that the ______________________ and ______________________ (Title of Officers) of this corporation are authorized to execute such guaranty on the behalf of this corporation."

     WITNESS my hand and the seal of this corporation on this _________________ day of _______________________, 19___.



                                            _____________________________
       [Seal]                               Secretary




              Certification and Representation by Signing Officers

     We, the undersigned, ____________________ and _____________________ being the ____________________ and _____________________ of __________________, the
corporation which executed the guaranty hereto, hereby jointly and severally certify and represent to General Electric Capital Corporation that each of the undersigned executed the guaranty for and on behalf of said corporation and that in so executing said instrument the undersigned were duly authorized to do so in their named capacity as officers and by so executing to hereby bind said guarantor corporation to the terms of said instrument as therein set forth.


____________________________ (L.S.)        _____________________________ (L.S.)

Date: _____________________________        Date: ______________________________

                               CORPORATE GUARANTY


                                                          Date: August 31, 1995


General Electric Capital Corporation
303 International Circle Suite 300
Hunt Valley, MD 21031

     To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "Account Documents" and each an "Account Document") to OMI Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware ("Customer"), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

     This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach of default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment of performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

     The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document;
(d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or grantor.

     This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

     The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

    Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not effect the liability of the undersigned.

     Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

     THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     As used in this Guaranty, the word "person" include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

     This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

     Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

     IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.



                                              Diagnostic/Retrieval Systems, Inc.

                                              By: _____________________________
                                                  (Signature)

                                              Title: __________________________
                                                     (Officer's Title)

ATTEST: _____________________________
        Secretary/Assistant Secretary



                           Stockholders Certification

     We, the undersigned, being all of the stockholders of ____________________ ("Guarantor"), the corporation which is about to execute a guaranty of the obligations of OMI Acquisition Corp. ("Customer") in favor of General Electric Capital Corporation (the "GECC Corporation"), do hereby certify to such GECC Corporation that it is to the benefit of the Guarantor to execute such guaranty, that the benefit to be received by the Guarantor from such guaranty is reasonably worth the obligations thereby guaranteed, that the Guarantor is authorized to execute said guaranty, and that the persons executing the same on behalf of the Guarantor are duly authorized to do so in their named capacity and to thereby bind the Guarantor to the terms of said instrument as therein set forth.

Dated: __________________________, 19___    _____________________________ (L.S.)

                                            _____________________________ (L.S.)

                                            _____________________________ (L.S.)

                                            _____________________________ (L.S.)

                                            _____________________________ (L.S.)



                              Certified Resolution

     The undersigned hereby certifies that he is Secretary of _________________, that the following resolution was passed by unanimous written consent of the Board of Directors of said corporation on __________________________, 19___ duly called, a quorum being present, that said resolution has not since been revoked or amended, and that the form of guaranty referred to therein is the form attached hereto:

     "RESOLVED that it is to the benefit of this corporation that it execute a guaranty of the obligations of OMI Acquisition Corp. ("Customer") to General Electric Capital Corporation (the "GECC Corporation") and that the benefit to be received by this corporation from such guaranty is reasonably worth the obligations thereby guaranteed, and further that such guaranty shall be substantially in the form annexed to these minutes, and further that the ______________________ and ______________________ (Title of Officers) of this corporation are authorized to execute such guaranty on the behalf of this corporation."

     WITNESS my hand and the seal of this corporation on this __________________ day of _______________________, 19___.



                                            _____________________________
       [Seal]                               Secretary




              Certification and Representation by Signing Officers

     We, the undersigned, ______________________ and _____________________ being the _____________________ and _______________________ of ______________________,
the corporation which executed the guaranty hereto, hereby jointly and severally certify and represent to General Electric Capital Corporation that each of the undersigned executed the guaranty for and on behalf of said corporation and that in so executing said instrument the undersigned were duly authorized to do so in their named capacity as officers and by so executing to hereby bind said guarantor corporation to the terms of said instrument as therein set forth.


_____________________________ (L.S.)        _____________________________ (L.S.)

Date: ______________________________        Date: ______________________________